Exhibit 10.28

COMMERCIAL PROMISSORY NOTE

Republic Bank & Trust Company
601 West Market Street
Louisville, Kentucky 40202
(502)584-3600

LOAN NUMBER	NOTE DATE	PRINCIPAL AMOUNT	LOAN TERM	MATURITY DATE
25830864	August 16, 2022	$1,410,101.48	72 months	August 16, 2028
LOAN PURPOSE: Purchase vehicle				

BORROWER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

DEFINITIONS. The following definitions apply when used in this Note.

"Borrower" means Tradition Leasing Systems L.L.C..

"Collateral" means the Property that any party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

"Financial Statements" mean the balance sheets, earnings statements, and other financial information that any party has, is, or will be giving to Lender.

"Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, Louisville, Kentucky 40202, its successors and assigns.

"Note" means this Commercial Promissory Note.

"Obligations" means this Note and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

"Property" means the Borrower's assets, regardless of what kind of assets they are.

"Related Documents" means all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments, and any other documents or agreements executed in connection with the indebtedness evidenced hereby this Note whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Note by reference thereto, with the same force and effect as if fully set forth herein.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on or before August 16, 2028 (the "Maturity Date"), the Borrower promises to pay the principal amount of One Million Four Hundred Ten Thousand One Hundred One and 48/100 Dollars ($1,410,101.48) and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Note will be paid according to the following schedule: 71 consecutive payments of principal and interest in the amount of $23,246.29 beginning on September 16, 2022 and continuing on the same day of each month thereafter. The amount of the monthly payments shall be determined on the basis of a 72 month amortization period beginning on the date of this Note. This will be followed by 1 payment of principal and interest in the amount of $23,246.35 on August 16, 2028. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date.

APPLICATION OF PAYMENTS. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

All written communications concerning disputed amounts, include any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or deliver to: Republic Bank & Trust Company, PO Box 950119 Louisville, KY 40295-0119.

INTEREST.

Interest Rate and Scheduled Payment Changes. Interest will begin to accrue on the date of this Note. The interest rate on this Note will be fixed at 5.730 % per annum.

Compliance with Law. Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law

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Commercial Promissory Note - DL4006
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and i( for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law . Accrual Method . Interest on this Nole is calculated on un Actual/ 360 day basis . This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note . Ocfrrnlt Rate . The unpaid balance of this loan shall, while any Event of Default exists under this Note or any other agreement related to the loan, be subject to a default rate of i 11 tcrcst equal to current rntc at default plus four percent ( 4% ) or twelve pcn : ent ( 12% ), whichever is greater . LATE PAYMENT CHARGF, . If any required paylllent is more than IO days late, then at Lender's option, Lender will assess a late payment charge of $ 50 . 00 or 5 % of the amount past clue, whichever is greater, subject to a minimum charge of $ 50 . 00 . RIGHT OF SKI' - OFF . To the extent permitted by law, Borrower agrees ihat Lender has the right to set - off any anwunt clue and payable under this Note, whether matured or unmatured, against any amount owing by Lender to Borrower including any or al l of Borrnwer's accounts with Lender . This shall include al l accounts Borrower holds jointly with someone else and all accounts Borrower may open in I . he foture . Such right of set - off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone eisc claiming through or against Borrower or such assignee for th e benefit of creditors, receiver, or execution, judgment or attachment crcditoL notwithstanding th e fact that such right of set - oil has not be ..: n cxe 1 ·ciscd by Lemler prior t o the making, filing or issuance or service upon Lender of : or of notice ot : assignment for the bcncfii of creditors, appointment or application for the appointment ofa receiver, or issuance ol'cxceution . subpoena or order or warrant, I . ender wil l not be liable for th e dishonor of any check whe n the dishonor o< .: curs because Lender set - off a debt against Borrower's account . Borrower agrees to hold f . ender harmless from ,my claim arising as a result of I ,ender exercising I ,ender's right to set - off . BORROWER'S RF . PRESENTATIONS AND WARRANTLF,S . The statements made in this section will continue and remain in effect until all of the Obligations arc fully paid to Lender . Each Borrower represents and warrants lo Lender the following : Business Existence and Operations . Borrower will keep Borrower's existence in its cu 1 rc 1 ,t organizational form in full force and e!Tecl unless Lender gives prior written cons< .: nt to Borrower's prnroscd change . Borrower will not merge or consolidate with or into any other entity or lease, divide or enter into a plan of divi :; ion, sell or otherwise dispose of all, or substantially all . of its property, asset, and business without I . ender's prior written consent . llorrowcr will continue its business as currently conducted . Borrnwer will not change its name, its identification number, or its place of organization without Lender's prior writ . ten consent . Borrowc : r will keep its books and records at the address in this i \ grecmcnt . florrowcr will promptly notify Lender in writing of any planned change in Rorrowcr's principal place of business. l:lorrowcr will maintain executive and nmnagcmcnl personnel with substantially the srnne qualilications and experience ,L, the present executive and management personnel_ and Bon - ower will promptly notify Lender in writing of any changes in its executive or management personnel. Financial Information and Filing. As a material inducement to Lender making the Loan, the llorrowcr represents and covenants the following: ; \ II Financial Statements pmvided to Lender have been prepared and will continue to be prepared in accordance with grni:rnlly accepted accounting principles, consistently applied, and Hilly and fairly present the fimmcial condition 01· florrmvcr, and there has bee!I no material adverse change in Borrower's business, Property, or condition. either financial or otherwise, since the date or llorrowt:r's latest Financial Statements. Borrower has filed ali ledcral, state, and ioca! tax returns and other n.:ports c1ml Ii lings required hy law to he filed before the date uf this Agreement and has paid all taxes_ asscssmenls, and other charges that are due and pay,1ble prior to the date or this / \ grecmcnt . Borrower ha, ; made reasonable provisiolls for these types of payments that are accrued but not yet payable . Horrown docs nol know of any dcticicncy or additional assessment not disclosed in Borrower's books and records . ['lit : Fi 11 ancial Stat< .: 111 ents rdkct all of the assets of the Borrower in the a 1 mirnits listed on !he l'inancial Statements, and such assets are directly owned by the Borrower unless otherwise stated . ; \ II lina 11 cia! statclllents or n : cords submitted lo Lemler vi, 1 clcclronic means, including, but not lirnit, : d to, facsimile . open internet communicatioBs or other telephonic or electronic method :; _ including, but not limited to, clocu 111 ents in Tagged Image Format 1 : iles ("TIFF") and Portable Document Format (''PDF") shall be treated c 1 s ol"iginals, and will he folly binding with Hill legal fore, : and dlect . i'arti, : s waive any right they 111 ay have to object to such tr< .: atrncnl . Lender 111 ay rely on all such records in good faith as compktc and accurate rc< .: ords produced or maintained by or on behalr ol'tbc Parl . y ,ubmitting such records . Title and Encumbrances . l \ orrowcr has good title t(i al! of rile Horrower's as - ,ct : - ; _ 1 \ II ,,ncumhrnnccs on any part ol' the Property were discl()sed to Lender in writing prior to the date of"this Note . Compliance with Ccncral Lnw, 1 - : ach l . lurrowcr i : , in compliancG with and will conduct its business and use its assets in co 111 pliancc with all laws, rc : gulatio 11 s, ordinances, directives_ and orders ol' any level of govcrnrnu 1 tal autl 10 rily that has jurisdiction ov, : r the : Borrower, the Borrower's business, or the l . lorrowcr's assds . l • ' . nvirnnmcntal Laws . h 1 ch Elu 1 - rowc : r is in , : u 111 pli,u 1 cc with all applicable laws and rnks of" kdcral, state, and local mtlhorilic : - ; ath : cting tile c 11 virn 11 mcnl, as all have been m ai·c , 11 nc 1 Hlcd . No Litigation/No Vlisrcprescntations . There are no c :: - <isting or p 1 ; nding : - ; uits nr procccdi 11 gs bcfon .: any court, govcrruncnt agency, arhitrntion panel, ml 111 i 11 islrativc tribunal, or other hPdy . or thrcat, ; m : d Horrnwc'r that may result in 1111 y material advcr :; c dmr 1 gc in the : llorrowt .: r \ busi 11 ess, properly . or finan< .: ial conditiorL and ,ill rep 1 'csc 11 talio 11 s and wa 1 - ranlics m thr - ; Nole and the Related l)ncumcnh arc 11 m : , 111 d correct and 11 ,, rn 11 tcriul fi 1 , : t has been orniilcd . ,,,

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DEFAULT . Upon the occurrence of any one ol' the following events (each, an "Fvent of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lemk : r, at its option, may declare all indebtedness of Borrower to Lender under this Note immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Note or any other agreement : (a) Borrower's failure to make any payment on time or in lhc amount due ; {b) any default by Borrower under the terms of this Note or any other Related Doc 111 nents ; (c) any default by Borrower under the terms of any other agreement hetwccn Lender and Borrower ; (d) the death, dissolution, or termination of existence or Borrower or any guarantor ; (e) Borrower is not paying Borrower's debts as such debts become due : (f) the commencement of' any proceeding under bankruptcy or insolvency laws by or against Borrower or any gmmrntor or the appoint 111 e 11 t of a receiver ; (g) any default under the terms of any other indebtedness of Borrower to any other creditor ; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor ; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity ; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been folsc in any material respect as of the time when made or given ; (k) if any guarantor, or any other party to any Related Documents terminates, attempts to terminate or defoults under any such Related Docu 1 ncnts ; (I) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrmn : r . Upon the occurrence of an event of default . Lender may pursue any remedy available under any Related Document, at law or in equity . GENERAL \ VAfVERS . To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand . acceleration, intent to accelcrntc, protest, and any other notice and defense due to extensions of time or other inclulgcncc by Lende 1 · or to any substitution or release of collaternl . No failure or delay on the part of Lender, and no course of' dealing between Borrower and Lender, shall operate as a waiver of such power or rigbt, nor shall any single or partial exercise of any power or right preclude other or tiJrther exercise thereof or the exercise of any other power or right . ,JOINT AND SEVERAL LIABILITY . The liability of all parties obligated in any manner under this Note shall be joint and several, to the extent of their respective obligations . SEV : RABILITY . If a court ot' competent jurisdiction determines any term or provision of this Note is invalid or pmhibitcd by applicable law . that term or provision will be ineffective to the extent required . Any term or provision that has been dctcnnim : d to be invalid or prohibited will he severed from the rest of this Nute without invalidating the remainder of either the affected provision or this Note . TIME IS OF Tim ESSENCE. Time is of the csscnce in ihe performance of'this Note. SURVIVAL, The rights and privileges or the Lender hereunder shall inure lo the benefits of its successors and assigns, and this Note :;hall be binding on all heirs, executors, administrators, assigns. and successors of Borrower. ASSIGNABILITV . Lender may assign, pledge or otherwise tumsier this Note or any of its rights and powers under this Note without notice, with all or any of the obligations owing to I . ender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place ol' I . ender . Borrower may not assign this Note or any benefit accruing to il hereunder ll'ithout the express written consent of the Lender . ORAL A( ; REEMENTS DISCLAJ : VIER . f' 11 is ,'iotc 1 ·cprcsents the final agreement between the parties and may not be contradicted by evidence of prior, co 11 tempora 11 eous, or subsequent oral agreements of the parties . There are no unwritten oral agre< .: mcnts between the parties . GOVERNfNG LAW . This N<Jte is governed by the laws of the state of Kentucky except to the extent lhat federal law controls . HEADING AND GENDER The headings preceding text in this ; _iote arc for general convenience in identifying subject rnaltcr, but have no limiting impact on the text which follows any pat'licula 1 · hc : adi 11 g . All words used in this Nott : shall be construed to be of such ge 11 de 1 · or number as the circumstances require . ATTORN EV'S FEKS, COSTS, AND EXPENSES, Borrower agrees to pay all of Lender's costs, lees . and expenses arising out of or 1 ·elated to the enforccrnc : 11 t of this Note or the relationship between the parties . Included in the fee, that Lender may recover frrn 11 Bornlw, : r arc the reasonable attorney's ti .: cs that Lender incur \ . including all fees in( ; urrcd in the course of 1 ·eprese 11 ting Lender before, during, or after any lmv ;; uit . arbitration, or other proceeding and those incurred in appeals, whether the issues al'ic ; e out of contract, tort . bankruptcy . or any other area of law . l 11 ciudcd in the costs and expenses which ],ender rnay recover are all courl . alternative dispute resolution m olhcr collection co : ,ls, and all cxpcn : ,cs incidental tn perfocting Lcndd :; security interests and liens, pn ; serving the collateral (including payment of ta \ es nnd insurance), records searches, and e \ pcnsc : ' ; related to audits, inspection, and cc>pying . 1 \ ll costs and cxpcw ; es Lender is entitled to recover •; hall , 1 ccrnc interest at the highest rate set fonh hereunder or in a 11 y or the Related Documents . SIGNATURES, Thi : ,, i 11 strn 11 ll ; nt may be sign( : d in multiple counterparts, each 01 · which shall . co 11 stituLc an original and, taken together . :; hall co 11 :; litute a singie agn : emenl . and by electronic transmission . which c : lecironic signatures shall be considered original executed eounterpans . HICIITS Ofi LENDER I ender mny . wit h or wilho 11 t 11 olicc 1 . 0 any parly and without ailccti 11 g th e obligations of any ll 01 Towcr, ,urcly . (iuarnntor, endorser, accon 11 nodation party or any other party lo this Agrcc 1 m : nt, (a) renew . extend or otherwise postpone lhe time for pay 111 c 11 l of either principai of !his i \ grcc 111 cnt ur interest thereon l \ - 0111 time to tillle, (hj rckasc or disehdl') ; C any 011 c or n 101 e' . panic : - ; liable 011 this 1 \ grec 111 c 11 t, (( ; ) : - ; uspc 11 d ll!c right lo enforce tliis i \ grccmcnt with respect l . o < 111 y pcrson(s), including any pn ; ,cnl . or 1111 . ure guma 11 tnr r,f (his i \ greerncm . (d) change, e . ,change "r rcb 1 sc : any property in which [,ender possesses any i 11 te 1 ·esl securing this Agrccmc 111 , (c) justifiably or othcnvise, impai 1 · any collateral securing this ; \ grcl : rne 111 m suspend th e right to c 11 t'c . i 1 ·cc against any sncl! rnllatcrnl, an d ( I) al any tirnc ii deem'·' il 11 cccssa 1 ·y u 1 proper, call for c 111 d shoukl 1 t be rnmlc available . acn : pt, a s additional , : ecurity, ihe •; ignaturch) ul' ai 1 mldiliuna l party or a :; ccurily interest in property ol' : 111 v ki 11 d "r description or - both . i \ ny rckrc : 11 cc t o i'vlaturity !late in this i \ grecmcnt will rck 1 · to Ille Maturity Uat c or such later date as 111 a, 1 h 1 , (k,sign : itcd hy Lcn,kr by writl . cn 11 otic,, frn 111 Lende r l() Ho 1 row, : r ( i l being underc ; tood that in 1 w event will L . c 11 dc 1 · be 111 Hkr ; 111 y ohligati 1 > 11 lo c,tl : nd or r, : tll : \ I' !his i \ 1 Hcc : 111 c 11 I beyond tile inili,d m :. 111 y cstuidcd (Vlalmity Date)

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COMPLETE AGRI·;1,;f\1ENT. I·:xcepl as set forth in this Agreement, this Agl·cement and the other Related Documents may be amended only by an instrument in writing that explicitly states that it amends this Agreement or such other Related Docu1m:nts and is signed by Borrower and acknowledged by Lender.

Rt,;MEDmS. The indebtedness evidenced by this Agreement shall be cross-defaulted with all obligations that any Borrower or any guarantor has with Lender. Ñt the option ol' Lender upon the occun·ence of an Event of Default herel.mder, each without demand or notice of any kind (which are hereby expressly waived), Lender may: (a) accelerate and make immediately clue and payable the outstanding principal balance hereunder together with any additional amounts secun.:d by the Related Documents, (b) require that the indebtedness evidenced by this Agreement, together with all arrearages of interest and all other amounts due under this Agreement and the Related Documents, will from the date of the occurrence of an Event of Default bear interest at the default rate of interest set forth herein, (c) require Borrower to pay to Lender reasonable attorneys' fees, court costs and expenses incurred by Lender in connection with Lender's efforts to collect the indebtedness evidenced by this I\greement, and (d) exercise from time lo time any of the rights and remedies available to Lender under this Agreement or the Related Documents or under applicable law. As used in this Agreement, ·'guarantor" means any guarantor of the obligations of Borrower to Lender whether existing on the date hereof or arising in the future, or any person or entity who pledges particular collateral for the security of the obligations of Borrower to I,ender, whether or not the debt itsel f is guaranteed, existing on the date hereof or al'ising in the future.

PROHIBITION OF TRANSFERRING MATERIAL ASSETS AND ACCURATE FINANCIAL STATEMENTS. As a material inducement to Lender making this Loan, Borrower covenants and agrees that: (i) the most recently delivered financial statements to the Lender accurately reflect all of its respective assets in the amounts and percentages listed on each of its respective financial statements; (ii) the assets listed on the financial statements delivered to the Lender are owned by the Borrower and if such assets are owned by a trust or another entity it is so noted: and (iii) during the remaining term of' this I .oan, no material assets shall be transferred to another person. entity. or trust without the prior written consent of the [,ender in Lender's sole and absolute discretion,

CROSS-1n;1cAIJLT. This I.oa11 will be cross-defoult,;d with ail obligations that any Borrower and/or Guarantors have with Lender.

.'\/OTF, OATK Bmrower agrees that the Nute Date lirs(app,:xtring on this Note is tile date of the loan and that interest will he payable from the Note Date despite any other dates set out in this Note or any document securing this Note.

TRANSFERABLE RECORD. Borrower agrees that this Note is intended to be and shall be treated as an effective. enforceable. and valid transferable record.

ADDITIONAL PROVISIONS.

F:arly Termination Fee: ff Payment ot· all unpaid principal. accrued and unpaid interest and all other tees then outstanding is received within five (5) years of the origination date it will resul.t in a prepaymc:nt lee on the following schedule: 3.00% in year I, J.00% in year 2, 2.00% in year .3, 2.00% in years 4 and 1.00'1/i, in year 5. The above perceniages will be based on the outstanding principal amount at the time or prepayment, plus any costs paid by the rlank for the Borrower under any iixed promotionai closing cost oiler.

AFFIRMATIVt,; COVENANTS

Borrower covenants and agr<;l,s with 1,ender that, so long as tllis Agreement remain, in effect, BotTower will:

Notices of Claims and Litigation. Promptly infom Lender in writing of (I) all material adverse changes in Borrower's ilnancial condition, and (2) ril existing and all tlm;atened litigation. claims. inve,;tigal.ions, administrative proceedings or similar actions affecting normwer or any (iuarantor which could materially affect the financial condition of Borrower or the financial condition of any (iuamntot·.

Financial Records. Maintain its books and records in ac,:ordance with GI\I\P or uthc:r acceptable accounting fonnat, upplied on a consistent basis, and permit Lender to examine and andit Borrower's boDks and records at all reasonable times.

Financial Statements. F11mish Lenckr with sucil tinancial statements and other related information at such frequencies ai1d in such detail as L.mder may reasonably request.

Additional Information. h1rnish such additional inf'nrmalion and statements. as Lender may request !iom time tn time.

Loan Proceeds, Us.: all I.oan proceeds solely fH Borrower's business operations. unless speciltcally consented to the conirary by Lender in ...ti ting.

Taxes, Charges and Liens. I'ay and discharge when due ;tli ol' its imkbtedness and obligations, including without limitation all asse:;s11cnts. taxe:;, governmental charges. levies and liens, of every kind and nature, impn:,ed 11pon lloirow,:r or its properties. income, or pro lits. prior to Lle dure on which penalties wrndd attach. :md all lm1t'ul dai1ns that, if unp;iid, might become a lien or charge 11pon any 'JI' flormwer'::, propertie::. income, or profits. f'rovided hom:ver, llornwer will not be required to pay and discharge any such asse:;s11ml, tax, dlal·g;, levy. lien or claim so long as (I) the legality or the same shall he C(JlIltstd in good llith by appmpriat,: pmcn:dings, and (2) llornwer shall have cstahlished on flormYers hooks adequate reserve:; with re•,pect to ,mdi conteskd nsse:ssment. tax, levy. lien, or claim in accordance: with (,;\:\I' or other aceqitabk ace()unting rnetlmd.

|nspedion. I:;nnit en1ployce:; 0l· ,iv.crib ui' Lender al any reasonable time to inspect miy al1d all Collateral llr tk Lm111.

Additional Assurances. Ma c:. ,:xce11,: aml ddiver to I .ender ;11di promissory notes, m](lrtgages, deeds 0t· tnr.I. ,ecurity d",ec11lc1ih. ds:;grutl(:11\3, tin(1nci11g stallrot.rft >- iiisIntnH.:nh, d(lCLHlDlL -tl'ld otll :r ,ign·(·mcnh as !.ender Cr lr< allorneys m\1-, n.:ts()nah!y r't. qHc,t lo Evide11cl: diHl :x-curl t:w I,onns ;uid lP poft_Tt ill Sn:urily lntcn::-;t .

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Commercial Promissory Note - DL4066

Lien Priority . Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests 011 or aflt : cti 11 g any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral . Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender . Borrnwcr shall notify Lender immediately in writing or any default in connection with any agreement . Opcrntious . Maintain executive and management personnel with substantially thl' . same qualifications and experience ,l, the present executive and management personnel ; provide written notice to Lender of any change in executive and management personnel ; conduct its business affairs in a reasonable and prudent manner . WAIVJ R OF . JURY TRIAL . All parties to this Nole hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Note or any other instrument, document or agreement executed or delivered in connection with this Note or the !{elated Documents . Ry signing this Note, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof. T,,di<;,,,, '? Sy? C ---- 1 ε ... . ·.. ,.. - --- - By: Tim F Evans Its Manager LENDER: Republic Bm1k &. Trust Company By: Its:

5

COMMERCIAL SECURITY AGREEMENT

Republic Bank & Trust Company
601 West Market Street
Louisville, Kentucky 40202
(502)584-3600

LOAN NUMBER	AGREEMENT DATE	
25830864	August 16, 2022	

BORROWER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

COLLATERAL OWNER INFORMATION

Tradition Leasing Systems L.L.C.
300 Growth Pkwy Ste A
Angola, IN 46703-9326

AGREEMENT. "Agreement" means this Commercial Security Agreement.

BORROWER. "Borrower" means Tradition Leasing Systems L.L.C..

DEBTOR. "Debtor" means Tradition Leasing Systems L.L.C..

LENDER. "Lender" means Republic Bank & Trust Company whose address is 601 West Market Street, Louisville, Kentucky 40202, its successors and assigns.

SECURITY INTEREST GRANT. Debtor, in consideration of the Obligations, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral. Debtor further grants Lender a security interest in the proceeds of said Collateral; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral; all products of, substitutions, replacements, and accessions to such Collateral or interests therein; any and all deposits or other sums at any time credited by or due from Lender to Debtor; and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the Collateral secures to Lender the payment of all Obligations, including all renewals and extensions thereof, whether heretofore, now, or hereafter existing or arising and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

DESCRIPTION OF COLLATERAL. The collateral covered by this Agreement (the "Collateral") is all of the Debtor's property described below which the Debtor now owns or may hereafter acquire or create and all proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto.

Titled Vehicle. "Titled Vehicle" consists of any and all vehicle(s) and all additions and accessions to the vehicle(s), and any replacements and substitutions of the vehicle(s). It also includes all documents of title related to the vehicle(s) as well as all products, rents, and proceeds of the vehicle(s).

TITLED VEHICLES DESCRIPTION:

- 2023 Peterbilt 389, VIN 1XPXD49X0PD873095
- 2023 Peterbilt 389, VIN 1XPXD49X2PD873101
- 2023 Peterbilt 389, VIN 1XPXD49X6PD873098
- 2023 Peterbilt 389, VIN 1XPXD49X4PD873102
- 2023 Peterbilt 389, VIN 1XPXD49X4PD873097
- 2023 Peterbilt 389, VIN 1XPXD49X8PD873099
- 2023 Peterbilt 389, VIN 1XPXD49X2PD873096
- 2023 Peterbilt 389, VIN 1XPXD49X0PD873100

OBLIGATIONS. "Obligations" means any and all of Borrower's or Debtor's obligations to Lender, whether they arise under this Agreement or the Note, Loan Agreement, Guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower or Debtor to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations include all interest and all of Lender's costs, fees, and expenses recoverable pursuant to this Agreement, any other agreement between the parties, or under applicable law, including all such costs, fees, and expenses that may arise after the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the Obligations do not accrue because of an automatic stay. Without limiting the foregoing, the Obligations expressly include the following:

© 2004-2022 Compliance Systems, LLC c6833ac4-64098364 - 2021.335.23.3
Commercial - Security Agreement DL4008
Page 1 of 6
www.compliancesystems.com

CROSS"COLLATl RALIZATION . Debtor agrees that any sccmity interest provided in Collateral under this Agrccrncnl or any Collateral provided in connection with any and all other indebtedness of Debtor to Lender, whether or not such indchtcclncss is related by Glass or claim and whether or not eonlemplatcd by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness, This cross"collatcralization provision shall not apply to any Collateral that is/arc household goods or a principal dwelling, FUTURE ADVANCES AND AFTE : R - ACQUIRIW PROP £ GRTY . Future advances may he made at any time by the Lender under this Agreement to the extent allowed by law . The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to aftcHKquircd consumer goods unless the Debtor acquires rights in such goods within IO days of Lender giving value . In anticipation of' future advances by Lender, the Debtor authorizes Lender lo file any necessary financing statements to protect Lender's security interest . RELATl •: o OOCUME : NTS . "Related Documents" means all promissory notes, security agreements, mortgages, deeds of trust . deeds to secure debt, business loan agrccmt .: nts, construction loan agn ; crnents, resolutions, guaranties, environmental agreements, subordination agrcernrnts, assignments of leases and rents, and any other documents or agrecmcnb executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substiluti,ms or renewals of any of the foregoing . The Related Documents arc hereby made a part of'this / \ gr - cement by reference thereto, with the same force arrd effect as if folly set Corth herein . GENERAL REPRESENTATIONS, WARRANTIES, AND COVENANTS, Debtor rcprc ;; ents, warrants, and covcnar 1 ls the following : Debtor's Existence and Organization . Debtor is folly formed and in good standing under all laws governing Debtor and Debtor's business . Debtor has or will provide Lender with documentation regarding Debtor's state of organization or formation, and Debtor fort her warrants that Debtor will not change Debtor's stale of organization or fi .. irrnation without Lender's prior written consent . Debtor will assist I . ender with any changes to any documents, filings, or other records resulting or required by any change in the Debtor's state of organization or formation . The cxccntion of this Agreement will not create any brcad 1 of any provision of the Debtor's urganizatiorra! documents . Authority, Debtor has the power and authority lo exccrnc this Agreement and the Related Dornments and lo bind Debtor to tire obligations created in this Agreement and the Related Documents . The execution of' this Agreement will not create any breach of any other ag 1 'cement to which the Debtor b m may become a party . Debtor has obtained all licenses, permits, and the like which Debtor is required by law to file or obtain, and all sud 1 taxes and fees li 1 r such licenses and permits required to be paid have been paid in foll . Debtor's Name . Dehtor will not conduct business under any name other than that given at the beginning of this i \ grccrncnL nor change, nor rcorgmrizc the tyfw of business entity as described, , ; xccpt upon the prior written approval of Lender, in which event the Debtor agrees to execute any documentation or whatsoever character or nature required by Lender for filing or recording, at the Debtor's ex pensc . before such change occurs, Business Address, lkbto 1 · will keep all records of account . dot .: un 1 ents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified at the beginning of this ! \ grccmcnt, unless notice thereof" is given to Lemler at least ten ( l 0 ) days prior to the change ol' any address for the keeping of sm : h records . Title . Debtor has or will acquir \ : frce and clear Lille to ali of the Collateral, unlcs :; o,hcrwisc provided herein . All of the Collateral exists and is or will be actrn 1 I property oflb .: [kbtor No Encumbrances or Transfer of Collateral . Dcbto 1 · will not allow or permit any lien, security intcrcst, adverse claim . charge . or encumbrance of any kind agaiw ; t the Collateral or airy part thereof' without Lender's prior written consent, Except as otherwise provided under this l \ grccment, Debtor will not, without Lender's prior written consent, sdl assign, tra 11 sfor, lease, charter, encumber, hypolhccatc, or dispose of the Collateral or any part thereof' or any interest therein nor will Ucbtor offer to sell . assign, transfer, kase . charter . encumber, hypotlt 1 , ; cate, or dispose of the Collateral or· any part tl 1 ereol or any interest therein . Priority . Tile security interest granted to Lencier sltal I be a fast security intcn : st rm less Lemkr spcci Iical ly agrees ()thcrwise, and Debtor will (k : knd the sarnc against the claims and dcrrn 1 ml, ; of all persons . Facilitation of Sernrity Interest . Debtor will ltilly cooperate in placing . pcri'cctitrg, and maintainirr g Lender's lien ur security interest against or in the C : ollatcrai and Debtor agrees to take whatever actions rcq, 1 cstcd by Lcnckr lo pcrkct and c,rnt i nuc Lender's security interest i 11 tire Collat \ : ral . l)chtor specifically authorizes th e Lcrrrkr lo tik lhc 11 ( : c : c' ; sary ilnancing statements to perlect the Lender's security irncrcst in the CollalernL Location of Collateral . 1 \ 1 ! of the Collateral is located in the state where lhc l)cbtor is iocal . cd, as identified in this i \ grccmcrH, unless otherwise ccrlifkcl to and agreed t o by I . cr 1 dcr, or, alt, . ,rnativcly . is in possession of the I . rndcr . I lcbl . m wili not remove or change the location ,i 1 · any Collatcrnl without [,ender's prior written corl . \ cl!t and will allow the Lc ; ndcr t o in : - ; pcct tile C : ollatcnil 1 qm 11 reasonable rcqncsl . t'sc of Collateral . I kbl . or will 1 rsc the Collateral only in lite cnmlucl ,,r it, own hu,inc :; , in a carcl'ul iilld proper nrn 1111 c 1 · . llchtor will not use the Collai . cral or permit it to be used for any 1111 lawi'ul purpose . Cood Condition and Repair . flebtor will . at all limes, mainrnin the Co!iatcral m u,ood condition and 1 cpair . Financial Information and Filing . ; \ II tlna 11 cial inforrnaliun arid st, 1 t, .: rn, : nl : ', delivered by Lkhtm tn ! . crrdcr have been prcp, 1 rcd in nccordancc with gcncrnliy accepted accounting principk ;: consistently applied, : u,d l'trily dml foirly prc ;; cnl tht : tirnu 1 ciai conditior r ul I lclitor and tlrn, : ha :; b 1 x 11 no rnatcridl adverse change in D, .: btor \ h 11 si 11 css, < : ullatcral, or condition, either li 11 ancial or· otlrcrwisc, ,im : c flcbtor la : ,t subrnil . lcd any 1 ·immcial inforniali() 11 to Lender llchtor has tiled ,di t ;: dcc - : tl, :; tat< : and local t ; ix return, and other report : , and lilinu : - : 1 \ 'qtrircd by law ro b 1 . · iikd bct,,re the date ol" ihLs 1 \ grccmc 111 an d ha paid all ia ; , .: es . asscs,rnc : 11 ts . : md other ciH 11 ·gcs that arc du,, : 111 , : I prir . ir !ll II \ \ ' d : 1 k <li' Iii is . , \ y,r,xrnu,t . I lchtor hw ; rrn 1 dc rcasonahk pn . ,visio 11 lor thc,c rype :; u/ . pc 1 y 111 cnts !hat arc il \ .: crncd bul nn! . vet p .: 1 ynhh .:. I )z : br(lr doc : llll! knu \ \ , uf ,my dct'tv 101 L :.: , - (Jr Jddillornd <i : < : - > 1 . >, \ illl' . ! 1 ! . !lPt dis 1 .. 'l \ r ..; cd in the I )ch!(lr \ honkc .; : md r't cot'd : - . , . ! 'I•'

7

No Litigation . There are no existing or pending suits or proceedings, including set - off or counterdairn, which are threatened or pending against Debtor which may result in any material adverse change in Debtor's tinancial condition or which might materially affect any of the ( ' . ollatcral . Debtor wil l promptly notify Lender in writing of all threatened and actual litigation, governmental proceedings, default, an d every other occurrence that rnay have a material adverse effect on Debtor's business, financial condition, or th e Collateral . No Misrepresentations . All representations and warranties in this ; \ greernenl and the Related Documents are true and correct and no material fact has been omitted . INSURANCE . The Debtor agrct .: s that it will, al its ow 11 expense . folly insure th e Collateral against al l loss or damage ti :. 1 r any risk of whatsoever nature in such amounts, with such companies, and under such politics as shall be satisfactory t o th e Lender . I . ender wil l be named as loss payee, or at Lender's request, a s mortgagee, and, if' requested by Lender, all insurance policies shall include a lender's loss payable endorsement . The I . ender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward th e payment of the Obligations, whether or not du< : , in such order as the Lender may in its so! e discretion determine . The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon al I its other property, t o provide such policies in such form as the Lende r rnay approve, and to furnish the Lender with copies ol'othcr cvidence of such policies and evidence of the payments of th e premiums thereon . All policies of insurance shall provide for a minimum : JO days' written notice ol' cancellation t o Lender . ; \ t th e request of Lender, such policies of insmance shall be delivered t o and held by Lender . Debtor agrees that Lemler is authorized t o act as attorney for Debtor in obtaining, adjusting, settling, and canceling :; uch insurance and endorsing any drafts or instrnmcnts issued or connected with such insurance . Debtor specifically authorizes I ,ender to disclose informution obtained in conjunction wit h this Agreement and from policies of insurance t o prospective in : mrcrs of th e Co . llatcral . If the Debtor al any time foils t o obtain or lo maintain any of the insurance required above or pay any premium in whol e or in part relating thereto, the Lender, without waiving any default hereunder . ma y make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable t o protect th e Debtor's property . All costs incurred by th e I . ender, including reasonable attorneys' lees, court costs, expenses, and other charges thereby incurred, shal l become a p,u·t of the Obligations an d shall be payable on demand . ADDITIONAL COLLATERAL . In the event that I . ender should, at any time, determine that the Collateral or I . ender's security interest in the Collateral is impaired, insurficienL or has declined or may decline in value . or if" Lender should deem that payment of the Obligations is insecure, time being of the very essence . then Lemler may require, and Debtor agrees to fimiish, additional Collateral that is satisfactory to Lender . I . ender shall provide notice as provided for in this Agreement to Debtor regarding additional Collateral . Lender's request for additional Collateral shall not affect any other subsequent right of Lender to request additional Collateral . FINANCING STATEMENT(S) AND I . IF : N PERFECTION, Lender is authorized to file a conforming financing statement or statemenls to periecl its security interest iri the Collateral, as provided in Revised Article 9 , Uniform Cormncrcia! Code - Seemed Transactions . Debtor agrees to provide such information . supplcmrnts, and other ducurnents as Lender may from time to time require to supplement or amend such financing statement lilirrgs, in order to comply with applicable state or kderal law and to preserve and protecl tire Lender's rights in the Collateral . The Debtor further grams the ! . ender a po 1 H : r or attorney to c,,ecute ally and all documents necessary for the Lender to perfect or maintain perfection of its sccmity intcn.:sl in the C'.ollatcral. and to change or correct any error on arry financing ;;tatemenl or any other document ncc(s;ary for proper placement of a lien on ,my Cnllatcra! which is subject to this 1 \ grcernent. LANDLORU'S WAIVl:R. Upon n.:qucsC Debtor shall firrnish to I.ender, in a frmn and upon s1.1ch terms as arc acceptable to l.emi,:;r. a landlord's waiver or ail liclls with respect to any Co.llateral covered by this Agreement that is or may be located upon leased premises. RELATIONSHIP TO OTHER AGREEMENTS . · 1 his Agreement and the security interest - ; (and pledges and assignments, as app!icahlel herein granted arc in addition to (and not ir 1 substitution, rwvation or discharge ot) any and all prior or contemporaneous security agn .: cn 1 cnts . secmity interest, pledges, assignments, mol 1 gagcs, iicns, rights . titles, or other interests in favor of Lender 01 · assigned to Lcndn by others in connection with tht : Obligations . 1 \ II rights and remedies of Lender in all such agrccmcnt ;; arc curnulativc . TAXES, LI F : NS, FTC I he Debtor agree : , t o pay all taxc : ,, levies . judgments . assessment' . - ; , and clra 1 ·gcs of any nature what : ,ocvc r relating t o th, : CollatGral or t o the Debtor's business . Ir th e Ucbtor fails t o pay such taxes or otllcr chai - ges, th e Lender, al . it, ; sole discrdion, rnay pay suclr drarges on behalf of the Debtor : , and all sums so dispensed by the I ,ender, including reasonable tees, court costs, expenses, and other charges relating lhcn .: to, shall become a pan of the Obligations and shall be payable on demand . ENVIRONMENTAL HAZARDS, lkhtor ccrlilic : , lliat . tire Collalcral has never been, and so lon g as tlris 1 \ grccmen! continues t o be a lien on lhe Collateral . nevn wil l be 1 rscd in violation ot· any local, state or f'cdcral < : nvirornm : ntal bws . statutes or regulations or used for the generation . storage, rnarrut'acture, transportation, di, ; posal, treatment, release or tlrrealcrwd rckasc of any lrnzardous substances and DdJlor wil l irnrncdiatcly notii)' Lemler in writing ot· ,my a :; scrtion rnadc hy any party to the contrary . Debtor indenmifics am ! lwkJ . , ; Lender arrd L mlcr's directors, officer, . employees . and agents harmless from ,rny liability or < : xpcnsc ol' whatsoever nature . including reasonable attorneys' kc,, incurred directly or indirectly as a result of I Jehl . or's irrvolvc ; rtl(' . llt with !rn,ardous or environmentally lrnrrnt'ul substanc, : s a s may he defined or regulated a s snch under any local . 'ilale or ledcrnl la \ \ ' ur regulation or otherwise resulting from a brcaclr or this pnivision nf this 1 \ grccrncnt . PROTECTION OF COLLATERAi .. lkbtot agrees th, 11 I . ender rmy . c 1 t I . ender's sole option, whether hcf<mr or after· any event ul· clcl'ault, and withuut pnor 11 otic c t o Ucbtor· . take th e folluwi 11 g action, ; to protccl . Lcmkt"s inlcrcsl in the Cnl!atcrn/ : (, 1 ) pny i(,r !he rrrnintcnancc :.. prcse 1 ·vation . repair . i 1 nprovcrncnt, or tcstin ; > , o f the Collateral ; (b) pay ,my liling . recording, r, .: gistration . li, . rnsirrg . ccrtitic,ition, or lllhc r lees and related 1 . o tl 1 c Collakrnl : or(, : ) lake any other action io prc,ervc and protect the Collateral or I . ender's ri!',IHs and remedies umlcr this 1 \ gr< .: cnrcnt . ,is Lc 11 dcr rnay dccrrt necessary or npprnpriatc ti - orn time to time . I Jchtor agrees that Lender i, ; not obligated and has no clrrty whatsoever 1 . , . , take 1 h, : fore . lcoing action· :. I khtor further - agrc(' : , !o rcirnlrnrse I . ender promptly upon demand for any pay,ncnl made : or· ; my C . '<pcnscs incurred by I . ender pursuant to tlti, ; authorization . l'aymcrrl . s and l' . '(pcnditmes made by I . ender under this authori 1 . ation shall constitute additional Uhligatiorr : - ;. : - ; lrall be : wcur \ 'cl by this . ' \ g 1 ·ccmc 11 t . and shal l hear inl . ercst lltcrcon from th e elate irrcrnrcd at th e 111 ; 1 : - cim 11 rn rak 01 · interest . i 11 c! 1 . 1 di 11 g a 11 y dci'ault rntc . rt nnc ts provided . as se t fr,rth in th, : note's seemed by this nlllivatio 11 .

8

INFORMATION AND REPORTING . The Debtor agrees t o :; upply to the Lende r such financial and other information concerning its affairs and th e status of any of its assets as thc I . ender, from time to time, ma y reasonably request . The Debtor furl her agrees to permit the Lender, its employees, and agents, to have access lo the Collateral li,r the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, am! t o permit th e Lemler, from time to lirne, to verify Accounts, if any, as well as to iuspect . copy, and to examine th e hooks, records, and files of the Debtor . !)[, ; FAULT . The occurn, ; nce of any ofthc to I lowing events shall constitute a dcfoult of this Agreement : (a) the non - p< 1 ymcnt, when due (whether by acceleration of maturity or· otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof ; (b) the failure to perform any agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender ; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made ; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay) ; (e) Debtor makes npplication for appointment ofa receiver or auy other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing ; ( 0 the entry of any judgment against any Debtor, or the issue of any order ot' attaclrnwnt, execution, sequestration, claim and delivery, or other order in the nature of' a writ ievicd against the Collateral ; (g) the death of any Debtor who is a natural person, or of any partner of any Debtor that is a partnership ; (h) the dissolution, liquidation, suspension of normal business, termination of existence, busim : ss failure, merger, or consolidation or transfer of a substantial part of the property of any IJcbtor which is a corporation, limited liability company, partnership, or other non - individual business entity ; (iJ the Collateral or any part of the Collateral dedincs in value in excess of normal wear, tear, and depreciation or becomes, in the judgment of Lemler, impaired, unsatisfactory, or insufficient in character or valu<.:, including but not limited to the filing of a competing financing statement ; breach of warranty that the Debtor is the owner or the Collateral free and dear of any encumbrances (other than thoi ; e encumbrances disclosed by Debtor or otherwise made known to Lender, and which were acceptable to Lender at the time) : sale of the Collateral {except in the ordinary course or· business) without I . ender's express written consent foilurc to keep the Collateral insured as provided herein ; foilmc t o allow Lender to inspect th e Collateral upon demand or at reasonable time : foilure t o make prompt payment of taxes on th e Collateral : loss, chert, substantial damage, or destmction of th e ( : ollatcral : and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure ol' account debtors t o pay their obligations in due course : or (j) the f . ender in good faith, believes the Debtor's ability to rep,ty the Debtor's indebtedness secured by this Agrceml' . nL any Collat, ; ral, or the Lender's ability to resort to any Collateral, is or soort will be impaired, time being of th e very essence . REMEDY . ( /pon the occu 1 Tencc of an event of default, ! ,ender, al its option, shall be entitled lo exercise any one or more of the remedies described in thi Agreement, in all documents evidencing the Obligations, in any other agreements cxecutcd by or ddivercd by Debtor for bendit of Lender, in any third - party security agreement, mortgage, pledge, or guaranty relating to th e Obligations, in th e Uniform Commercial Code of th e state of . The Debtor agrees that . whenever a defaul! exists, a!! Obligations ma y (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shal l become due and payable ; and th e I . ender may exercise, from time to time . any rights and remedies, including the 1 ·ight to immediate possession oC the Collateral, available t o it under applicable law . The Debtor agrees, in the case of default, t o assemble, at its own expense, all Collateral at a convenient place acceptable to th e Lcndcr . ThcLcnder shall, in tile event of any default, have ,he right t o take possession ol' and rcrnovc the Collateral, with or without process of lnw, and in doing so, ma y peacefully enter any premises wl 1 crc the Collateral may be located for such purpt 1 se . Dehtor waives any right that Debtor ma y have, in such instance . to ajudicial hearing prior to \ uch retaking . The Lender shall have th e right t o hold any property then in or upon said Col lateral at the time of repnsscs ;; ion not covered by the security agreement until return is demanded in writing by !kbtor . Thc I ,ender may sell, lease, or otherwise dispose of th e Colla!crnl, by public or private prncccdi 11 gs, for cash or nedi l, without ; 1 : ,surnption of credit ri : ,k . [ !nkss the Collateral is perishable or threatens to dee!inc speedily in value or or a type customarily sold un a recognized rnmkcl, l,cndcr will send Debtor reasonable notice of the lime and place of any p 11 blic sale or of the time after which any private sale or other disposition will be mack . Any nolificalion of intended disposition ot'tltc Collateral by th e I . ender shall be deemed to be reasonable and proper if sent United Stales mail , postage prepaid, electronic mail, facsimile . overnight delivery or t>lher commercially rcasonabk 1 neans t o the Debtor at least ten { 10 ) day, ; bd'ore such disposition, and ac : ldrc,scd to the Debtor j(hcr at the ,tddrcss shown herein or at any other address provided to ! ,emlcr in writing for the pmposc of providing notice . l'rocccds received by I . ender from disposition of the Collateral may be applied tow,ml Lender's cxpensc,s and other obligations in such orckr or manner as Lender may elect . Ucblor shall be enlitkcl lo any surplus if one rc :; 1 tlts after lawful application of th e proceeds . If the proceeds from a : mlc of the Collateral are insulTicicnt lo extingudt the Obligation : ,, th e parties obligated thereon shal l be liable for a dcfkicncy . Lender shall have the right, whether hdi,rc or after default, t o collect and rcn : ipt for . compoum . L co 1 nprornisc . an d scttlc, and give releases . discharges, and acquittance - ; w . it!J respect lo, any and all ,uHount' ; owed by any per - ; 011 or entity with respect t o the Collaternl . Lcnclc 1 · may remedy any defoult and may wniv e any dctiiult withou t waiving lhe dclrmlt remedied and without waiving any oth,T prior or : - ,ubscquenl default. The l'ights and remedies of the Lender are cumulative, and the cx,:.rci,;c of any one or 1 nore or the rights or remedies shall nut be decmc : d an eke lion of rights or remedies or a waiver 01 · any oilier right or rcm, : dy . 1 . ip(>ll 01 · at any till(C aft< .: r the occurrence or an Fv, : 111 of I kf \ nill, I . ender may rn 111 est th e appointment of' such ; 1 receiver, who will he entitled lo d 1 easo 11 abk : kc for managing lhc Co llailTal . Such r \ : cci ver wi II have : the power to tak e po, •; cssion . contro I and care of the C 'ol latcrnl and lo col lcct all accounts resulting therefrom . Notwithstanding th e appoi 111 r 11 cnt of a receiver, trnstee nr other custodiw 1 , I ,ender wil l he cntitkd lo !hc possession and control ol' atty c,isl 1 , or other 111 str 11111 c 11 ts held by, ur payable or ddivernbk under th,, terms ul' this 1 \ grcrn 1 cnl to Lcndc 1 · . Should 1.emkr n:asonal>ly h,:licvc that the C:ollaf.crnl may have dderiorakd in market value l(>r any reason, chm Lemler may cause a :;ubss:qucnt reappraisal tu lie complctz:d lc>r the bcnclit ol' l .crtder, the cost of' which shall be paid hy !Jchlor l.c11dcr sh,dl not be limited in nurnhcr uf ,;ubscqucnt reapprnisals required, but i11 no l:vcnt will llchror be required to pay for rnorc than one subsequent n:apprnisal i11 a11:, two - year p,.:rind, except in the evrnt ul' ;J ddinlit by lkhrm or l \ orrmvcr EXl<:H.CISI•'. OF LENDER'S RIC HTS. 1 \ 11y delay 011 the 11ml ,ii the l.cmkr in ,u1. \ po11,:1, privilege. or right hereunder. ur und,.:r

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exercise thereof or any other power, privilege, 01 · right shall preclude other or further exercise thereof . Tile waiver by the Lender of any default ofthc Debtor shall not constitute a waiver of subsequent default . CONTINUING AGREEMENT . This is a continuing agreement and the security internst (and pledge and assignment, as applicable) hereby granted and all of the terms and provisions of this Agreement shall be deemed a continuing agreement and shall remain in full force and eflect until the Obligations arc p, 1 id in full . [n the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as ClJ[l]lJlativc and continuing and not alternative and exclusive . Any attempted revocation or termination shall only bt : effective if explicitly confirmed in a signed writing issued hy Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operative until same are repaid and discharged in full . Unless otherwise required by applicable law, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing ftirther, that all Obligations have been r·epaid and discharged in full and there arc no commitrnerits to make advances, incur any obligations, or otherwise give value . ABSJ< NCE OF CONDITIONS OF LIABILITY . This / \ greernenl is uJJconditional . Lender shall not be required to exhaust its rcrncclics against Debtor, other collateral, guarantors, or any third party, or pursue any other n :: mcclics within Lender's power before being entitled to exercise its remedies hereunder . Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Obligations against Debtor, and this AgrcemerH shall be fi . ll!y enforceable irrespective uf any countcrclairn which the Debtor may ,L % crt on the underlying debt and notwithstanding any . stay, modification, di' .; chargc, or extension of" Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether ocrnrring with or without I . ender's consent . NOTICES . Any notice or dcrnand given by Lcmkr to Debtor in connection with this Agreement . the Collateral . or the Obligations, shall be deemed giv, ; 11 am! effective upon deposit in the Lnitcd States mail, postage prepaid . electronic mail . facsimile, overnight delivery or other comrncn : ially reasonable means addressed to Debtor al the address designated at the beginning of this Agreement, or such other address as Dd 1 tor may provide to Lender in writing from time lo time for such purposes . Actual notice !o Debtor shall always be e!Tcctive no matt . er how such notice is given or received . WAJVl{RS . Debtor waive :; notice uf' Lender's acceptance or thi :; A . grccmcnt, dci'enscs based 011 s 11 retyship, and to the !'ullest extent permitted by law, any defense arising as a n ; sult of ally election by Lender under the Bankruptcy Code or the Uniform Commercial Code, Debtor and any maker, endorser, guarantor, stm ; ty, third - party plcdgor, and other party executing this 1 \ grccmcnt that is liable in any capacity with n,spcet to the Obligations hereby waive demand, nolice of intention to accelerate, notice of acceleration . notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoevt : r, Debtor ftirther waives any defense arising by reason of a disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party . WAIVI • ' . R O . F . JIJRY TRIAL . All parties to this Agreement hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jnry of any dispute, whether in contract, tort, or otherwise, arising out of in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document or agreenH \ nt executed or delivered in connection with this Agreement or the Related Documents . ,JOINT AND Sl VEH . AL LIABILITY . The liability of all parties obligated in any manner under this / \ greemenl shall be joint and several, to the extent of their respective obligations . SEVEHABILITY . Whenever possible, each provision of this Agreement shall be interpreted in such manner as to he effective ancl valid under applicable law : but, in the event any provision ot' this i \ greement shall be prohibited by ur invalid umkr applicable law, such provision shall be inelkclivc io the extc : nl of'such prnhibition or invalidity and shall he severed from the rest ol this Agreement without invalidating the 1 ·e 111 ainder of ,uch provision or the runaining provisions of this Agrccrncnl . SURVIVAL . The rights an d privileges ot' th e I . ender hereunder shall inure lo the bcnctits o/' ih succc,snrs an d assigns, and this t \ grccrncnt shall he binding on al l heirs, executors, administrators, assigns, and successors of Debtor . , \ SSl(;NABILITY, I.ender may pledge, or otherwise transkr this 1 \ gn;(:lll<:nt <lr any or its rights and powers umkr this ; \ grccmcnt without notice, with ,tll or any of the Oh ligations, and in such nrent the assigll( : C shall have : tl 1 e 'i . H 11 c rights as if originally nam - : d herein in place of I . ender . IJchtor may not a,sign this . r \ grccrn< : 11 t or any bem : f 1 t accruing to ii heren 1 rdcr without the express written consent 01 · the I ,ender . ATTORNEY' S FI> : 1 1 : S, COSTS, AND F . XPfi : NSl •: S, Debtor agrees t o pay al l of Lender \ costs, Ices, and c ; ,pemcs arising out ol' ur n : laLed to tile enforcc 111 ent ol' this i \ grcw 1 cnl or th e relationship between th e parties . !ncl 11 dcd in the foes that I . ender ma y recover J'rorn Debtor arc the rcaso 11 abk altorncy's kc : , tlial I . ender incur :; , inc ludir 1 g al l fees incurred in th e cour . ,c of ,·cprescnting I ,ender bd'orc . during, or after any lawsrr it, , 1 rhitrntin 11 , or other proceeding und those i 11 c 1 . 11 Tcd in appeals, whether the issues arise orrl o!' corHrm : t, tor! . bankruptcy, or any other area of' lnw . lncl \ [(kd in th e costs urn! e : q 1 cn :; cs whic h f . cndi_T 111 ay recover arc al! court . alternative dispute rc : mlution or olh 1 _T collcclion cost : - ; , and all cxpc 11 sc :; incidental lo pert \ ; t : ting f ,ender's security interests and liens, pn ;:; ervinll the : ( 'ollaternl (including payment of laxl : s and insurance), records scarcl 1 cs, and , : xp,, 11 scs related to audits, inspection, and copying . i \ l! costs an d r : xpc 11 sc : - ; l,e : mlcr is entitled l . o recover ,ball acuuc interest at tile highest rate · - ; cl lilrtli in any of tl 1 c !{clat . , ; d Doc 11 mcnt :. GOV!i : RNL \ I( ; LAW, · 1 hi : , ; , ; \ grccrn, : r 1 t has been dclivncd in the Stale ui l< . cnlucky n 11 d ,h : dl he : co 11 suucd in c 1 ccp 1 d : 111 cc with the laws u! that slate . flFADINCS AND ( ; [ • ' . NIH' . R, The !icadinw ; lco . \ t in this / \ grccn 1 cnl arc for 1 s : nnl 11 rnnvcnirnc 1 _· in idcntif,ii 11 g sullied matter, lllll have 111 . , iimiti 1 n . ' i 11 qi :. 1 cl 011 !lie t, :: ,t w!,icli f"oliow : < : my pnr 1 i, : 1 ilar licmli 11 g . i \ l! ll'onb 11 scd in this ,> \ grc : crncnt shall he constn . 1 , : d lo lie o/' : ,tll'lr L' . ,t : 1 h . h .: r 01 rn 1 mbcr ; is the circ 11 t 1 hldnccs rr_ : qulr \ ' .

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COUNT! .; RPi \ RTS . Tllis Agreement may be executed by lhe parties using any number or copies of the Agreement All executed copies taken together will be treated as a single Ag!·eemcnt . Tl ME IS OF TI m li : SSENC K Time is or the essence in the performance of all obligations of Debtor . INTERPRiffATION AND CONSTRUCTION . Except as otherwise defined in this Agrccrncnt, all terms herein shall have the meanings provided by the Uniforn 1 Commercial Code as it has been adopted in the state of Kentucky . Any ambiguities between this Agreement and any loan agreement cxcc 11 tcd by the Debtor in - : onjunction with this Agreement shall he resolved using tile provisions of the loan agret : meut, to the t : xtcnt necessary to eliminate any such ambiguity . RELEASJi' . OF LIABILITY . Debtor releases I . ender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any dcbl secured by tit is Agreement or the disposal of any Collaternl, except for the Lender's willful misconduct . ORAL AGREEMENTS DISCLAIMER . This Agreement represents the final agreement between the parties and may not be contrnclicted hy evidence of prior, contemporaneous, or subsequent oral agreements of the parties . There are no unwrillcn oral agreements between the parties . SIGNATIJRICS . This instrument may be signed in rn 11 ltiple counterparts, each of which shall constitute an original and, taken together, shall constitute a single agreement, and by electronic transmission, which clcctrrmic signatures shall be considered origina! executed counterparts . PROHIBITION OF OTl - rnR LIENS . Cirantor shall not voluntarily create or othe! - wise permit to be created or filed again :; ! the collateral any lien (except any securing indebtedness to Lender), or any statutory or other lien or lkns . charge or encumbrance of any nature, whether interior or superior to the lien or this collateral, without the prior written w 11 sent of Lender . Should Horrowcr and/or Lender choose to tile a Title Work and Lien Statement . florrnwcr is required to provide proof that the lien in fovor or Lender has been filed within IO business days of closing . Fiiilurc to do so could result in an Event of IJefoult . 45 clays after closing for the final Title to be received hy client in their own name ,ind RBT's lien to be perfected . By signing this Agreement, Debtor acknowledges reading, understanding, and agr·ccing to all its provisions and receipt ofa copy hereof. lmdili,ml:. _""'L By: Tim E Evans Its: Manager Lt:NDER: Republic Ballk & Trust Company ···· · By fts: 'fll'llt:11.1.il 'i r.,;i1pl1 - ..::,,,.,1,,;n·,, I ; .{ 11, i Li, •I ,, 11:1W . \ ,:;,•crn,·nl [JI

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